UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2005

MTI Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23418	95-3601802

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14661 Franklin Avenue, Tustin, California	92780

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 481-7800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     (a) Third Amendment to Loan and Security Agreement

     On June 15, 2005, MTI Technology Corporation (the “Company”) modified its existing bank credit facility by entering into a Third Amendment (the “Amendment”) to Loan and Security Agreement with Comerica Bank. The Amendment extends the line of credit maturity date for one year to May 31, 2006, with all other provisions of the initial Loan and Security Agreement dated November 13, 2002 to remain the same.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number	Description
10.1	Third Amendment to Loan and Security Agreement between MTI Technology Corporation and Comerica Bank dated June 15, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: June 21, 2005	/s/ SCOTT POTERACKI
Scott Poteracki
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amendment to Loan and Security Agreement between MTI Technology Corporation and Comerica Bank dated June 15, 20